Exhibit 99.2

DISCOVER FINANCIAL SERVICES
Unaudited Financial Supplement - 2Q 2007
Table of Contents
Page #

1	…………….	Quarterly Combined Income Statement and Statistical Data
2	…………….	Quarterly Combined Income Statement and Statistical Data (Managed Basis)
3	…………….	Quarterly U.S. Card Income Statement and Statistical Data (Managed Basis)
4	…………….	Quarterly International Card Income Statement and Statistical Data (Managed Basis)
5	…………….	Quarterly Third Party Payments Income Statement and Statistical Data
6-10	…………….	Quarterly Reconciliation of GAAP to Managed Data

Discover Financial Services
GAAP Basis
(dollars in thousands)
	Quarter Ended					Six Months Ended
	May 31, 2007	Feb 28, 2007	May 31, 2006	2Q07 vs 2Q06		May 31, 2007	May 31, 2006	2007 vs 2006

Interest Income	$703,365	$680,305	$607,181	$96,184	16%	$1,383,670	$1,193,612	190,058	16%
Interest Expense	336,253	283,959	217,336	118,917	55%	620,212	446,082	174,130	39%
Net Interest Income	367,112	396,346	389,845	(22,733)	-6%	763,458	747,530	15,928	2%
Provision for Loan Losses	203,287	195,386	129,502	73,785	57%	398,673	284,330	114,343	40%
Net interest income after provision for loan losses	163,825	200,960	260,343	(96,518)	-37%	364,785	463,200	(98,415)	-21%
Other Income	871,693	825,677	932,027	(60,334)	-6%	1,697,370	1,821,302	(123,932)	-7%
Other Expense	702,992	655,176	648,034	54,958	8%	1,358,168	1,255,269	102,899	8%
Income Before Income Taxes	332,526	371,461	544,336	(211,810)	-39%	703,987	1,029,233	(325,246)	-32%
Tax Expense	123,284	137,829	201,058	(77,774)	-39%	261,113	380,532	(119,419)	-31%
Net Income	$209,242	$233,632	$343,278	$(134,036)	-39%	$442,874	$648,701	$(205,827)	-32%

ROE(1)	15%	16%	26%			15%	26%

Total Credit Card Loans(2)
Credit Card Loans - Owned	$22,698,457	$22,520,861	$21,764,219	$934,238	4%	$22,698,457	$21,764,219	$934,238	4%
Average Credit Card Loans - Owned	$21,419,465	$24,760,587	$19,664,413	$1,755,052	9%	$23,071,669	$20,807,584	$2,264,085	11%
Owned Interest Yield	10.50%	10.41%	11.01%	(51)	bps	10.45%	10.41%	4	bps
Owned Interest Spread	5.25%	5.22%	6.47%	(122)	bps	5.23%	5.93%	(70)	bps
Owned Net Principal Charge-off Rate	3.91%	3.77%	3.02%	89	bps	3.84%	3.82%	2	bps
Owned Delinquency Rate (over 30 days)	2.94%	3.15%	2.97%	(3)	bps	2.94%	2.97%	(3)	bps
Owned Delinquency Rate (over 90 days)	1.43%	1.55%	1.38%	5	bps	1.43%	1.38%	5	bps
Return on Owned Receivables	3.91%	3.77%	6.98%	(308)	bps	3.84%	6.24%	(240)	bps

(1) Annualized net income divided by average shareholder equity.
(2) Includes domestic and international consumer and commercial credit card businesses.

Discover Financial Services
Managed Basis(1)
(dollars in thousands)
	Quarter Ended					Six Months Ended
	May 31, 2007	Feb 28, 2007	May 31, 2006	2Q07 vs 2Q06		May 31, 2007	May 31, 2006	2007 vs 2006

Interest Income	$1,715,844	$1,599,684	$1,574,998	$140,846	9%	$3,315,528	$3,050,113	265,415	9%
Interest Expense	747,303	645,826	573,329	173,974	30%	1,393,129	1,112,457	280,672	25%
Net Interest Income	968,541	953,858	1,001,669	(33,128)	-3%	1,922,399	1,937,656	(15,257)	-1%
Provision for Loan Losses	530,438	482,660	371,537	158,901	43%	1,013,098	878,741	134,357	15%
Net interest income after provision for loan losses	438,103	471,198	630,132	(192,029)	-30%	909,301	1,058,915	(149,614)	-14%
Other Income	597,415	555,439	562,238	35,177	6%	1,152,854	1,225,587	(72,733)	-6%
Other Expense	702,992	655,176	648,034	54,958	8%	1,358,168	1,255,269	102,899	8%
Income Before Income Taxes	332,526	371,461	544,336	(211,810)	-39%	703,987	1,029,233	(325,246)	-32%
Tax Expense	123,284	137,829	201,058	(77,774)	-39%	261,113	380,532	(119,419)	-31%
Net Income	$209,242	$233,632	$343,278	$(134,036)	-39%	$442,874	$648,701	$(205,827)	-32%

ROE(2)	15%	16%	26%			15%	26%

Total Credit Card Loans(3)
Credit Card Loans - Managed	$51,415,812	$50,840,710	$48,539,238	$2,876,574	6%	$51,415,812	$48,539,238	$2,876,574	6%
Average Credit Card Loans - Managed	$50,751,580	$51,478,643	$47,307,163	$3,444,417	7%	$51,111,117	$47,439,370	$3,671,747	8%
Managed Interest Yield	12.35%	12.25%	12.69%	(34)	bps	12.30%	12.42%	(12)	bps
Managed Interest Spread	6.93%	6.86%	7.80%	(87)	bps	6.89%	7.63%	(74)	bps
Managed Net Principal Charge-off Rate	4.23%	4.05%	3.30%	93	bps	4.14%	4.18%	(4)	bps
Managed Delinquency Rate (over 30 days)	3.12%	3.44%	3.29%	(17)	bps	3.12%	3.29%	(17)	bps
Managed Delinquency Rate (over 90 days)	1.51%	1.68%	1.53%	(2)	bps	1.51%	1.53%	(2)	bps
Return on Managed Receivables	1.65%	1.82%	2.90%	(125)	bps	1.73%	2.73%	(100)	bps

Total Credit Card Volume
Domestic	$26,408,578	$26,880,735	$25,410,738	$997,840	4%	$53,289,313	$50,464,603	$2,824,710	6%
International	3,646,009	3,578,199	3,132,704	513,305	16%	7,224,208	4,882,789	2,341,419	48%
Total	$30,054,587	$30,458,934	$28,543,442	$1,511,145	5%	$60,513,521	$55,347,392	$5,166,129	9%

Total Credit Card Sales Volume
Domestic	$22,108,865	$22,037,053	$21,148,180	$960,685	5%	$44,145,918	$42,290,975	$1,854,943	4%
International	3,277,439	3,169,284	2,816,816	460,623	16%	6,446,723	4,186,540	2,260,183	54%
Total	$25,386,304	$25,206,337	$23,964,996	$1,421,308	6%	$50,592,641	$46,477,515	$4,115,126	9%

Transactions Processed on Networks (000's)
Discover Network	361,893	361,700	340,342	21,551	6%	723,593	679,864	43,729	6%
PULSE Network	558,811	520,866	470,867	87,944	19%	1,079,677	895,524	184,153	21%
Total	920,704	882,566	811,209	109,495	14%	1,803,270	1,575,388	227,882	14%

(1) Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

(2) Annualized net income divided by average shareholder equity.
(3) Includes domestic and international consumer and commercial credit card businesses.

Discover Financial Services
U.S. Card Segment
Managed Basis(1)
(dollars in thousands)
	Quarter Ended					Six Months Ended
	May 31, 2007	Feb 28, 2007	May 31, 2006	2Q07 vs 2Q06		May 31, 2007	May 31, 2006	2007 vs 2006

Interest Income	$1,601,324	$1,481,992	$1,461,299	$140,025	10%	$3,083,316	$2,858,583	$224,733	8%
Interest Expense	693,837	593,610	527,476	166,361	32%	1,287,447	1,031,351	256,096	25%
Net Interest Income	907,487	888,382	933,823	(26,336)	-3%	1,795,869	1,827,232	(31,363)	-2%
Provision for Loan Losses	444,249	406,076	324,228	120,021	37%	850,325	790,801	59,524	8%
Net interest income after provision for loan losses	463,238	482,306	609,595	(146,357)	-24%	945,544	1,036,431	(90,887)	-9%
Other Income	526,304	490,003	492,311	33,993	7%	1,016,307	1,093,005	(76,698)	-7%
Other Expense	600,729	571,283	568,389	32,340	6%	1,172,012	1,105,283	66,729	6%
Income Before Income Taxes	$388,813	$401,026	$533,517	$(144,704)	-27%	$789,839	$1,024,153	$(234,314)	-23%

Credit Card Loans - Managed	$46,864,317	$46,266,012	$44,132,845	$2,731,472	6%	$46,864,317	$44,132,845	$2,731,472	6%
Average Credit Card Loans - Managed	$46,203,924	$46,870,259	$43,257,882	$2,946,042	7%	$46,533,431	$43,953,074	$2,580,357	6%
Managed Interest Yield	12.59%	12.45%	12.88%	(29)	bps	12.52%	12.56%	(4)	bps
Managed Interest Spread	7.15%	7.02%	7.92%	(77)	bps	7.09%	7.75%	(66)	bps
Managed Net Principal Charge-off Rate	4.00%	3.81%	3.18%	82	bps	3.91%	4.15%	(24)	bps
Managed Delinquency Rate (over 30 days)	2.97%	3.31%	3.20%	(23)	bps	2.97%	3.20%	(23)	bps
Managed Delinquency Rate (over 90 days)	1.44%	1.63%	1.49%	(5)	bps	1.44%	1.49%	(5)	bps
Total Credit Card Volume	$26,408,578	$26,880,735	$25,410,738	$997,840	4%	$53,289,313	$50,464,603	$2,824,710	6%
Sales Volume	$22,108,865	$22,037,053	$21,148,180	$960,685	5%	$44,145,919	$42,290,974	$1,854,945	4%

(1) Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

Discover Financial Services
International Card Segment
Managed Basis(1)
(dollars in thousands)
	Quarter Ended					Six Months Ended
	May 31, 2007	Feb 28, 2007	May 31, 2006	2Q07 vs 2Q06		May 31, 2007	May 31, 2006	2007 vs 2006

Interest Income	$113,962	$117,118	$113,285	$677	1%	$231,080	$190,773	$40,307	21%
Interest Expense	53,462	52,201	45,849	7,613	17%	105,663	81,089	24,574	30%
Net Interest Income	60,500	64,917	67,436	(6,936)	-10%	125,417	109,684	15,733	14%
Provision for Loan Losses	86,189	76,584	47,309	38,880	82%	162,773	87,940	74,833	85%
Net interest income after provision for loan losses	(25,689)	(11,667)	20,127	(45,816)	-228%	(37,356)	21,744	(59,100)	-272%
Other Income	41,863	34,754	43,859	(1,996)	-5%	76,617	79,194	(2,577)	-3%
Other Expense	80,471	64,572	60,187	20,284	34%	145,043	107,941	37,102	34%
Income Before Income Taxes	$(64,297)	$(41,485)	$3,799	$(68,096)	NM	$(105,782)	$(7,003)	$(98,779)	NM

Credit Card Loans - Managed	$4,551,495	$4,574,698	$4,406,393	$145,102	3%	$4,551,495	$4,406,393	$145,102	3%
Average Credit Card Loans - Managed	$4,547,656	$4,608,384	$4,049,281	$498,375	12%	$4,577,686	$3,486,296	$1,091,390	31%
Managed Interest Yield	9.89%	10.25%	10.74%	(85)	bps	10.07%	10.60%	(53)	bps
Managed Interest Spread	4.71%	5.16%	6.45%	(174)	bps	4.94%	6.10%	(116)	bps
Managed Net Principal Charge-off Rate	6.50%	6.45%	4.57%	193	bps	6.48%	4.62%	186	bps
Managed Delinquency Rate (over 30 days)	4.69%	4.75%	4.27%	42	bps	4.69%	4.27%	42	bps
Managed Delinquency Rate (over 90 days)	2.25%	2.25%	1.96%	29	bps	2.25%	1.96%	29	bps
Total Credit Card Volume	$3,646,009	$3,578,199	$3,132,704	$513,305	16%	$7,224,208	$4,882,788	$2,341,420	48%
Sales Volume	$3,277,439	$3,169,284	$2,816,816	$460,623	16%	$6,446,723	$4,186,540	$2,260,183	54%

(1) Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

Discover Financial Services
Third Party Payments Segment
(dollars in thousands)
	Quarter Ended					Six Months Ended
	May 31, 2007	Feb 28, 2007	May 31, 2006	2Q07 vs 2Q06		May 31, 2007	May 31, 2006	2007 vs 2006

Interest Income	$558	$574	$414	$144	35%	$1,132	$757	$375	50%
Interest Expense	4	15	4	0	0%	19	17	2	12%
Net Interest Income	554	559	410	144	35%	1,113	740	373	50%
Provision for Loan Losses	0	0	0	0	-	0	0	0	-
Net interest income after provision for loan losses	554	559	410	144	35%	1,113	740	373	50%
Other Income	29,248	30,682	26,068	3,180	12%	59,930	53,388	6,542	12%
Other Expense	21,792	19,321	19,458	2,334	12%	41,113	42,045	(932)	-2%
Income Before Income Taxes	$8,010	$11,920	$7,020	$990	14%	$19,930	$12,083	$7,847	65%

Transactions Processed on PULSE Network	558,811	520,866	470,867	87,944	19%	1,079,677	895,524	184,153	21%

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO MANAGED

The following (pages 7 - 10) present a reconciliation for certain information disclosed on pages 1, 2, 3 and 4.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans.  The Company operates its business and analyzes its financial performance on a managed basis.  Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans.  The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations.  Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans.  In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Discover Financial Services
Reconciliation of GAAP to Managed
(dollars in thousands)

	Quarter Ended			Six Months Ended
	May 31, 2007	Feb 28, 2007	May 31, 2006	May 31, 2007	May 31, 2006

Interest Income
GAAP Basis	$703,365	$680,305	$607,181	$1,383,670	$1,193,612
Securitization Adjustments(1)	1,012,479	919,379	967,817	1,931,858	1,856,501
Managed Basis	$1,715,844	$1,599,684	$1,574,998	$3,315,528	$3,050,113

Interest Expense
GAAP Basis	$336,253	$283,959	$217,336	$620,212	$446,082
Securitization Adjustments	411,050	361,867	355,993	772,917	666,375
Managed Basis	$747,303	$645,826	$573,329	$1,393,129	$1,112,457

Net Interest Income
GAAP Basis	$367,112	$396,346	$389,845	$763,458	$747,530
Securitization Adjustments	601,429	557,512	611,824	1,158,941	1,190,126
Managed Basis	$968,541	$953,858	$1,001,669	$1,922,399	$1,937,656

Provision for Loan Losses
GAAP Basis	$203,287	$195,386	$129,502	$398,673	$284,330
Securitization Adjustments	327,151	287,274	242,035	614,425	594,411
Managed Basis	$530,438	$482,660	$371,537	$1,013,098	$878,741

Net interest income after provision for loan losses
GAAP Basis	$163,825	$200,960	$260,343	$364,785	$463,200
Securitization Adjustments	274,278	270,238	369,789	544,516	595,715
Managed Basis	$438,103	$471,198	$630,132	$909,301	$1,058,915

Other Income
GAAP Basis	$871,693	$825,677	$932,027	$1,697,370	$1,821,302
Securitization Adjustments	(274,278)	(270,238)	(369,789)	(544,516)	(595,715)
Managed Basis	$597,415	$555,439	$562,238	$1,152,854	$1,225,587

Credit Card Loans
GAAP Basis	$22,698,457	$22,520,861	$21,764,219	$22,698,457	$21,764,219
Securitization Adjustments	28,717,355	28,319,849	26,775,019	28,717,355	26,775,019
Managed Basis	$51,415,812	$50,840,710	$48,539,238	$51,415,812	$48,539,238

Average Credit Card Loans
GAAP Basis	$21,419,465	$24,760,587	$19,664,413	$23,071,669	$20,807,584
Securitization Adjustments	29,332,115	26,718,056	27,642,750	28,039,448	26,631,786
Managed Basis	$50,751,580	$51,478,643	$47,307,163	$51,111,117	$47,439,370

(1) Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.

Discover Financial Services
Reconciliation of GAAP to Managed
(dollars in thousands)

	Quarter Ended			Six Months Ended
	May 31, 2007	Feb 28, 2007	May 31, 2006	May 31, 2007	May 31, 2006

Interest Yield
GAAP Basis	10.50%	10.41%	11.01%	10.45%	10.41%
Securitization Adjustments	13.69%	13.96%	13.89%	13.82%	13.98%
Managed Basis	12.35%	12.25%	12.69%	12.30%	12.42%

Interest Spread
GAAP Basis	5.25%	5.22%	6.47%	5.23%	5.93%
Securitization Adjustments	8.14%	8.39%	8.76%	8.26%	8.97%
Managed Basis	6.93%	6.86%	7.80%	6.89%	7.63%

Net Principal Charge-off Rate
GAAP Basis	3.91%	3.77%	3.02%	3.84%	3.82%
Securitization Adjustments	4.46%	4.30%	3.50%	4.38%	4.46%
Managed Basis	4.23%	4.05%	3.30%	4.14%	4.18%

Delinquency Rate (over 30 days)
GAAP Basis	2.94%	3.15%	2.97%	2.94%	2.97%
Securitization Adjustments	3.26%	3.67%	3.56%	3.26%	3.56%
Managed Basis	3.12%	3.44%	3.29%	3.12%	3.29%

Delinquency Rate (over 90 days)
GAAP Basis	1.43%	1.55%	1.38%	1.43%	1.38%
Securitization Adjustments	1.58%	1.79%	1.65%	1.58%	1.65%
Managed Basis	1.51%	1.68%	1.53%	1.51%	1.53%

Return on Receivables
GAAP Basis	3.91%	3.77%	6.98%	3.84%	6.24%
Securitization Adjustments	2.83%	3.50%	4.97%	3.14%	4.87%
Managed Basis	1.65%	1.82%	2.90%	1.73%	2.73%

Discover Financial Services
Reconciliation of GAAP to Managed
(dollars in thousands)

	Quarter Ended			Six Months Ended
	May 31, 2007	Feb 28, 2007	May 31, 2006	May 31, 2007	May 31, 2006

US CARD
Credit Card Loans
GAAP Basis	$19,849,401	$19,636,991	$18,967,494	$19,849,401	$18,967,494
Securitization Adjustments	27,014,916	26,629,021	25,165,351	27,014,916	25,165,351
Managed Basis	$46,864,317	$46,266,012	$44,132,845	$46,864,317	$44,132,845

Average Credit Card Loans
GAAP Basis	$18,581,153	$21,841,166	$17,141,035	$20,193,248	$18,511,087
Securitization Adjustments	27,622,771	25,029,093	26,116,847	26,340,183	25,441,987
Managed Basis	$46,203,924	$46,870,259	$43,257,882	$46,533,431	$43,953,074

Interest Yield
GAAP Basis	10.72%	10.55%	11.09%	10.63%	10.53%
Securitization Adjustments	13.85%	14.10%	14.05%	13.97%	14.04%
Managed Basis	12.59%	12.45%	12.88%	12.52%	12.56%

Interest Spread
GAAP Basis	5.48%	5.36%	6.44%	5.41%	5.98%
Securitization Adjustments	8.25%	8.49%	8.91%	8.36%	9.05%
Managed Basis	7.15%	7.02%	7.92%	7.09%	7.75%

Net Principal Charge-off Rate
GAAP Basis	3.51%	3.43%	2.93%	3.47%	3.86%
Securitization Adjustments	4.34%	4.14%	3.35%	4.24%	4.36%
Managed Basis	4.00%	3.81%	3.18%	3.91%	4.15%

Delinquency Rate (over 30 days)
GAAP Basis	2.71%	2.97%	2.80%	2.71%	2.80%
Securitization Adjustments	3.16%	3.56%	3.50%	3.16%	3.50%
Managed Basis	2.97%	3.31%	3.20%	2.97%	3.20%

Delinquency Rate (over 90 days)
GAAP Basis	1.31%	1.46%	1.30%	1.31%	1.30%
Securitization Adjustments	1.54%	1.75%	1.62%	1.54%	1.62%
Managed Basis	1.44%	1.63%	1.49%	1.44%	1.49%

Discover Financial Services
Reconciliation of GAAP to Managed
(dollars in thousands)

	Quarter Ended			Six Months Ended
	May 31, 2007	Feb 28, 2007	May 31, 2006	May 31, 2007	May 31, 2006

INTERNATIONAL CARD
Credit Card Loans
GAAP Basis	$2,849,056	$2,883,870	$2,796,725	$2,849,055	$2,796,725
Securitization Adjustments	1,702,439	1,690,828	1,609,668	1,702,439	1,609,668
Managed Basis	$4,551,495	$4,574,698	$4,406,393	$4,551,494	$4,406,393

Average Credit Card Loans
GAAP Basis	$2,838,312	$2,919,421	$2,523,378	$2,878,421	$2,296,496
Securitization Adjustments	1,709,344	1,688,963	1,525,903	1,699,265	1,189,800
Managed Basis	$4,547,656	$4,608,384	$4,049,281	$4,577,686	$3,486,296

Interest Yield
GAAP Basis	9.09%	9.38%	10.50%	9.24%	9.46%
Securitization Adjustments	11.20%	11.77%	11.12%	11.48%	12.79%
Managed Basis	9.89%	10.25%	10.74%	10.07%	10.60%

Interest Spread
GAAP Basis	3.71%	4.14%	6.56%	3.93%	5.53%
Securitization Adjustments	6.33%	6.90%	6.20%	6.61%	7.17%
Managed Basis	4.71%	5.16%	6.45%	4.94%	6.10%

Net Principal Charge-off Rate
GAAP Basis	6.53%	6.29%	3.65%	6.41%	3.54%
Securitization Adjustments	6.45%	6.72%	6.08%	6.59%	6.69%
Managed Basis	6.50%	6.45%	4.57%	6.48%	4.62%

Delinquency Rate (over 30 days)
GAAP Basis	4.55%	4.35%	4.11%	4.55%	4.11%
Securitization Adjustments	4.93%	5.42%	4.55%	4.93%	4.55%
Managed Basis	4.69%	4.75%	4.27%	4.69%	4.27%

Delinquency Rate (over 90 days)
GAAP Basis	2.24%	2.16%	1.89%	2.24%	1.89%
Securitization Adjustments	2.26%	2.40%	2.07%	2.26%	2.07%
Managed Basis	2.25%	2.25%	1.96%	2.25%	1.96%